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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): AUGUST 14, 2002

                     VASCO DATA SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   000-24389                 36-4169320
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                       1901 SOUTH MEYERS ROAD                     60181
                             SUITE 210                          (Zip Code)
                     OAKBROOK TERRACE, ILLINOIS
                  (Address of principal executive
                              offices)


        Registrants telephone number, including area code: (630) 932-8844

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 9. REGULATION FD DISCLOSURE

     On August 14, 2002, each of the Principal Executive Officer, Mario R. Houthooft, and Principal Financial Officer, Dennis D. Wilson, of VASCO Data Security International, Inc. submitted to the Securities Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     Copies of these statements are attached hereto at Exhibits 99.1 and 99.2.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VASCO DATA SECURITY INTERNATIONAL, INC.


Date: August 14, 2002                 By: /s/ Dennis D. Wilson
                                          ---------------------
                                              Dennis D. Wilson
                                              Executive Vice President and
                                              Chief Financial Officer




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                                  EXHIBIT INDEX

        Attached as exhibits to this form are the documents listed below:


EXHIBIT     DOCUMENT
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99.1        Statement Under Oath of Principal Executive Officer dated
            August 14, 2002

99.2        Statement Under Oath of Principal Financial Officer dated
            August 14, 2002